                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ JOHN D. MCNEIL
                                  ------------------------
                                  John D. McNeil

March 10, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ ROBERT P. VROLYK
                                  ------------------------
                                  Robert P. Vrolyk

March 10, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ RICHARD B. BAILEY
                                  ------------------------
                                  Richard B. Bailey

March 11, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                  ------------------------
                                  A. Keith Brodkin

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ M. COLYER CRUM
                                  ------------------------
                                  M. Colyer Crum

March 9, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ DONALD A. STEWART
                                  ------------------------
                                  Donald A. Stewart

March 10, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                  ------------------------
                                  David D. Horn

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John G. Ireland, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ JOHN G. IRELAND
                                  ------------------------
                                  John G. Ireland

March 14, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Edward M. Lamont, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ EDWARD M. LAMONT
                                  ------------------------
                                  Edward M. Lamont

March 9, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                /s/ JOHN S. LANE
                                  ------------------------
                                  John S. Lane

March 10, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ ANGUS A. MACNAUGHTON
                                  ------------------------
                                  Angus A. MacNaughton

March 10, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                               /s/ FIORAVANTE G. PERROTTA
                                  ------------------------
                                  Fioravante G. Perrotta

March 9, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Ralph F. Peters, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ RALPH F. PETERS
                                  ------------------------
                                  Ralph F. Peters

March 19, 1998

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that Pamela T. Timmins, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                  ------------------------
                                  Pamela T. Timmins

                                                                      EXHIBIT 24

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Margaret Sears Mead, C. James Prieur and
David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                /s/ SEYMOUR C. RABOY
                                  ------------------------
                                  Seymour C. Raboy

March 10, 1998